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                                                                   Exhibit 10.19


                                 AMENDMENT NO. 4
                                        TO
                             SECURITYHOLDERS' AGREEMENT
                          AND SECURITIES PURCHASE AGREEMENT



     This Amendment No. 4, dated as of March 1, 1999 (the "Amendment"), is entered into by and among Carrier 1 International S.A. a Luxembourg SOCIETE ANONYME (the "Company"), Carrier One, LLC, a limited liability company formed under the laws of Delaware ("Carrier One"), and Carlos Colina. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Securityholders' Agreement, dated as of March 1, 1999 as amended from time to time (the "Securityholders' Agreement"), among the Company, Carrier One, and the Securityholders referred to therein and, or, if not defined therein, in the Securities Purchase Agreement, dated as of March 1, 1999 as amended from time to time (the "Securities Purchase Agreement"), among the Company, Carrier One, and the Purchasers referred to therein (the "Securities Purchase Agreement").


                             WITNESSETH:

     WHEREAS, the Company, Carrier One, and certain of the Securityholders are parties to the Securityholders' Agreement;

     WHEREAS, Carlos Colina intends to purchase Securityholder Securities, and will be subject to the rights and obligations of Management Investors under the Securityholders Agreement;

     WHEREAS, pursuant to Section 24 of the Securityholders' Agreement, Additional Purchasers may become a party to the Securityholders' Agreement and shall be bound by the terms of such agreement upon agreement between the Company, Carrier One and such Additional Purchasers without further notice to the other Management Holders;

     WHEREAS, pursuant to Article XII of the Securities Purchase Agreement, the Company may sell additional Equity Securities to Carlos Colina as an Additional Purchaser in accordance with the terms of said agreement, in which case such Additional Purchaser shall by a separate letter agreement become a party to said agreement;

     WHEREAS, the Company, Carrier One, and Carlos Colina, have agreed to amend the Securityholders' Agreement and the Securities Purchase Agreement as provided herein.


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     NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     SECTION 1. AMENDMENT TO SECURITYHOLDERS' AGREEMENT. Effective as of the date hereof, the Securityholders' Agreement is hereby amended in accordance with Section 24 of the Securityholders' Agreement, to add Carlos Colina as Securityholder and Management Holder and a party to such agreement; Carlos Colina hereby agrees to be bound by all of the terms and conditions of the Securityholders' Agreement and this Amendment and the Company and Carrier One hereby consent to Carlos Colina being added as a Securityholder and a Management Holder.

     SECTION 2. AMENDMENT TO SECURITIES PURCHASE AGREEMENT. Effective as of the date hereof, the Securityholders' Agreement is hereby amended in accordance with Article XII of the Securities Purchase Agreement, to add Carlos Colina as an Additional Purchaser and a party to such agreement; Carlos Colina hereby agrees to be bound by all of the terms and conditions of the Securities Purchase Agreement and this Amendment and the Company and Carrier One hereby consent to Carlos Colina being added as an Additional Purchaser.

     SECTION 3. REPRESENTATIONS AND WARRANTIES.

     Each of the Company and Carrier One hereby represents and warrants that
(i) it has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) it has taken all action necessary for the execution and delivery by it of this Amendment and the performance by it of its obligations hereunder, and (iii) this Amendment constitutes its valid and binding obligation enforceable against it in accordance with its terms except to the extent enforceability may be subject to bankruptcy, insolvency, moratorium and other similar laws affecting the rights of creditors generally or the application of principles of equity, whether in an action at law or proceeding in equity.

     SECTION 4. REFERENCE TO AND EFFECT UPON THE AGREEMENTS.

     4.1 Except as specifically amended above, the Securityholders' Agreement and the Securities Purchase Agreement shall remain in full force and effect and are hereby ratified and confirmed.

     4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or Securityholders under the Securityholders' Agreement or any Additional Purchaser under the Securities Purchase


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Agreement, nor constitute an amendment of any provision of the
Securityholders' Agreement or the Securities Purchase Agreement, except as specifically set forth herein.

             SECTION 5.  GOVERNING LAW AND JURISDICTION.

             5.1 This Agreement shall be governed by, and construed in accordance with, the laws of Luxembourg, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than Luxembourg.

             5.2 The courts of England have jurisdiction to hear and decide any suit, action or proceedings, and do settle any disputes, which may arise out of or in connection with this Agreement (respectively, "Proceedings" and "Disputes") and for this purpose each party irrevocably submits to the jurisdiction of the Courts of England.

             5.3 Paragraph 5.2 above does not prevent any party to this Agreement from taking proceedings relating to Proceedings or Disputes in any other courts with jurisdiction.

             5.4 Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and decide any Proceedings and to settle any disputes and agrees not to claim that the courts of England are not a convenient or appropriate forum.


IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.



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                                       CARRIER ONE, LLC


                                       By: /s/ Glenn M. Creamer
                                           ---------------------
                                       Name: Glenn M. Creamer
                                       Title: Chairman


                                       CARRIER 1 INTERNATIONAL S.A.


                                       By: /s/ Stig Johansson
                                           ---------------------
                                       Name: Stig Johansson
                                       Title: Chairman



                                       /s/ Carlos Colina
                                       ---------------------------
                                       Carlos Colina



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